EXHIBIT 10.4(c)

SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Third Amended and Restated Credit Agreement ("Amendment") is made as of August 2, 2004, by and among NATIONAL BEEF PACKINGCOMPANY, LLC, a Delaware limited liability company, successor by conversion to Farmland National Beef Packing Company, L.P., a Delaware limited partnership (the "Borrower"), U.S. BANK NATIONAL ASSOCIATION, a national banking association ("U.S. Bank"), in its capacity as Agent for the Lenders (in such capacity, the "Agent") and as one of the Lenders, and the other financial institutions signatory hereto (together with U.S. Bank, being at least the Required Lenders).

RECITAL

This Amendment is made with respect to the Third Amended and Restated Credit Agreement made as of the 6th day of August, 2003 (as amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). Capitalized terms that are not defined in this Amendment shall have the meanings assigned to them in the Agreement. The Borrower desires to increase the sub-limit on the issuance of Letters from $40,000,000 to $60,000,000. The Lenders are willing to consent to this increase.

NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in this Amendment, and of any loans or extensions of credit or other financial accommodations heretofore, now or hereafter made to or for the benefit of Borrower, the parties agree as follows:

1. Subsection (a) of Section 2.2 of the Credit Agreement, Letters of Credit, shall be amended as follows: the amount "$40,000,000" shall be amended to read "$60,000,000".

2. This Amendment shall be an integral part of the Agreement, and all of the terms set forth therein are hereby incorporated in this Amendment by reference, and all terms of this Amendment are hereby incorporated into said Agreement as if made an original part thereof. All of the terms and conditions of the Agreement, which are not modified in this Amendment, shall remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control.

3. This Amendment may be executed in several counterparts, each of which shall be construed together as one original. Facsimile signatures on this Amendment shall be considered as original signatures.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Third Amended and Restated Credit Agreement as of the day and year first herein above written.

NATIONAL BEEF PACKING
COMPANY, LLC

By: /s/ Jay D. Nielsen
Its: Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION

 By: /s/ Alan V. Schuler
Its: Senior Vice President

{SIGNATURE PAGE TO SECOND AMENDEMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT / August 2, 2004}

COBANK, ACB

By: /s/ Jim Stutzman
Its: Vice President

COÖPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK
B.A., "RABOBANK
INTERNATIONAL", NEW YORK
BRANCH

By: /s/ Rebecca O. Morrow                               By: /s/ Robert K. Hughes
Its: Executive Director                                       Its: Vice President

FARM CREDIT SERVICES OF
MINNESOTA VALLEY, PCA, DBA FCS
COMMERCIAL FINANCE GROUP

By: /s/ Lisa Caswell
Its: Commercial Loan Officer

AGFIRST FARM CREDIT BANK

By: /s/ Bruce B. Fortner
Its: Vice President

AMARILLO NATIONAL BANK

By: /s/ Leonard Herrington
Its: Vice President

U.S. AGBANK, FCB F/K/A
FARM CREDIT BANK OF WICHITA,
AS DISCLOSED AGENT

By: __________________________
Its: __________________________

FARM CREDIT SERVICES OF
AMERICA, PCA

By: /s/ Bruce P. Rouse
Its: Vice President

FIRST NATIONAL BANK OF OMAHA

By: /s/ Wade H. Horton
Its: Vice President

ING CAPITAL LLC

By: /s/ Daniel W. Lamprecht
Its: Managing Director

 {SIGNATURE PAGE TO SECOND AMENDEMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT / August 2, 2004}

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